                                                                    EXHIBIT 10.1

                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (this "Agreement") is entered into as of October 15, 2003 by and between MRV Communications, Inc. (the "Company"), and each of the client accounts listed on the attached Schedule A to this Agreement ("Schedule A"), for which Wellington Management Company, LLP serves as investment adviser (each, a "Purchaser"; collectively, the "Purchasers") on the basis of the following facts:

         Whereas, the Company has registered with the Securities and Exchange Commission (the "SEC") $20,000,000 of its authorized but unissued shares of common stock, $0.0017 par value (the "Common Stock") that the Company may issue from time to time pursuant to a Registration Statement on Form S-3 (SEC file number 333-106177) (the "Registration Statement), which Registration Statement was declared effective by the SEC on June 25, 2003;

         Whereas, prior to the date hereof, the Company has not issued or sold any shares of Common Stock registered under the Registration Statement; and

         Whereas the Purchasers desire to purchase from the Company, and the Company desires to issue and sell to Purchasers, a portion of the shares registered under the Registration Statement, as set forth on Schedule A.

         NOW THEREFORE, the parties agree:

         1.       Agreement to Sell and Purchase the Shares.

                  (a) Purchase and Sale. Subject to the terms and conditions of this Agreement, from the authorized but unissued shares registered under the Registration Statement, the Purchasers agree to purchase, and the Company agrees to issue and sell to the Purchasers, at the Closing (as defined below) up to an aggregate of 1,667,000 shares of Common Stock (the "Shares"). The Shares shall be allocated among the Purchasers as set forth in Schedule A.

                  (b) Purchase Price. The purchase price shall be $2.9994 per share of the Common Stock for a total purchase price (the "Purchase Price") of $4,999,999.80. Each Purchaser's portion of the Purchase Price shall be equal to that number of Shares to purchased by such Purchaser as reflected on Schedule A, multiplied by $2.9994.

         2.       Delivery of the Shares at the Closing.

                  (a) The closing of the purchase and sale of the Shares shall occur at the offices of the Company, at 20415 Nordhoff Street, Chatsworth, California 91311 on or before 12:00 pm (noon), California time on October 16, 2003, or such other place, and at such time and date (in any event to occur not later than 5:00 p.m. California time on October 17, 2003) as the Company and the Purchasers shall mutually agree (which time and place are designated as the "Closing"). On or before the Closing, each Purchaser shall deliver to the Company such Purchaser's portion of the Purchase Price by wire transfer of immediately available funds in accordance with the Company's written wire instructions and the Company shall, and shall authorize its designated transfer agent (the "Transfer Agent") to credit such aggregate number of Shares to which the Purchaser shall be entitled under this Agreement as reflected on Schedule A to such Purchaser's or its designee's balance ac-count with the Depositary Trust Company through its Deposit Withdrawal Agent Commission system.

                  (b) The Company's obligation to complete the purchase and sale of the Shares shall be subject to the following conditions, any one or more of which may be waived by the Company:

                           (i) receipt by the Company of same-day funds in the full amount of the Purchase Price for the Shares being purchased under this Agreement; and

                           (ii) the accuracy in all material respects of the representations and warranties made by each Purchaser and the fulfillment in all material respects of those undertakings of each Purchaser to be fulfilled before the Closing.

                  (c) Each Purchaser's obligations to accept delivery of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the condition, which may be waived by the Purchaser, that the representations and warranties made by the Company in this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing.

         3.       Representations and Warranties.

                  (a) Mutual Representations and Warranties. Each Purchaser, severally and not jointly, hereby makes the following representations and warranties to the Company, and the Company hereby makes the following representations and warranties to each Purchaser, as follows:

                           (i) (A) It has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and (B) the person who has executed this Agreement on its behalf is duly authorized to do so and thereby binds the party on whose behalf he or she is purporting to act;

                           (ii) This Agreement is its valid and binding agreement, enforceable against it in accordance with its terms; and

                           (iii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, result in a breach of any of the terms or provisions of, constitute a default (or any event that, with the giving of notice or the passage of time or both would constitute a default) under, accelerate any obligations under, or conflict with, (A) its charter, articles or certificate of incorporation or bylaws (or other organizational documents), if applicable, or any agreement, indenture or other instrument to which it is a party or by which it or its properties are bound, (B) any judgment, decree, order or award or any court, governmental body or arbitrator to which it is subject or (C) any law, rule or regulation applicable to it.

                  (b) Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that:

                           (i) It is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                           (ii) Upon issuance of the Shares to be issued by it pursuant hereto and the filing by the Company with the SEC of a prospectus supplement relating to the issuance and sale of the Shares to be issued by it pursuant hereto,

                                    (A)      the Shares will be duly and validly
                  authorized and issued, fully paid and non-assessable;

                                    (B)      the Purchaser will acquire the
                  Shares free and clear of any liens, encumbrances, pledges, security interest or other restrictions or claims of third parties, other than any of the foregoing created by the Purchaser; and

                                    (C)      The Shares, having been registered
                  under the Registration Statement, are freely tradable so long as the Purchaser is not an affiliate of the Company within the meaning of the Securities Exchange Act of 1934, as amended.

                  (c) Representations and Warranties of the Purchaser. Each Purchaser hereby represents and warrants to the Company that:

                           (i) It is organized as set forth on Schedule A, and is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; and

                           (ii) It is acquiring the Shares for its own account for investment and not with a present view towards the distribution thereof; provided, however, that by making the foregoing representation, each Purchaser does not agree to hold the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time.

         4.       Miscellaneous.

                  (a) Prospectus Supplement. On or before the Closing, the Company shall file with the SEC of a prospectus supplement relating to the issuance and sale of the Shares to be issued by it pursuant hereto and shall deliver the same to the Purchaser along with the Company's prospectus dated June 15, 2003 (the "Base Prospectus") that the Company heretofore filed with the SEC. By delivery payment of its portion of the Purchase Price to the Company, each Purchaser shall thereby acknowledge receipt of the Prospectus Supplement and the Base Prospectus.

                  (b) Further Assurances. Each party hereto shall promptly execute and deliver such further agreements and instruments, and take such further actions, as the other party may reasonably request in order to carry out the purpose and intent of this Agreement.

                  (c) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (with subsequent letter confirmation by mail) or two days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

                                        3

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         If to the Purchaser:               Wellington Management Company, LLP
                                            75 State Street
                                            Boston, MA 02109
                                            Attention: Legal Services Department
                                            Facsimile: (617) 790-7760

         If to the Company:                 MRV Communications, Inc.
                                            20415 Nordhoff Street
                                            Chatsworth, CA 91311
                                            Attention: Noam Lotan
                                            Facsimile: (818) 407-5656

                  (d) Assignability and Parties in Interest. This Agreement shall not be assignable by either party hereto without the consent of the other party hereto. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

                  (e) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal substantive law, and not the law pertaining to conflicts or choice of law, of the State of New York.

                  (f) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  (g) Complete Agreement. This Agreement is an integrated agreement containing the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous, and all contemporaneous oral or written negotiations, commitments or understandings.

                  (h) Modifications, Amendments and Waivers. This Agreement may be modified, amended or otherwise supplemented only by a writing signed by the party against whom it is sought to be enforced. No waiver of any right or power hereunder shall be deemed effective unless and until a writing waiving such right or power is executed by the party waiving such right or power.

                  (i) No Third Party Beneficiaries. There are no third party beneficiaries under this Agreement or intended by any party hereto.

                  (j) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement. As such, the language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the Company and the Purchaser have caused this
Agreement to be duly executed as of the date first written above.

THE COMPANY

MRV COMMUNICATIONS, INC.

/s/ Shay Gonen
-------------------------------
Name:
Title: CFO

EACH PURCHASER

WELLINGTON MANAGEMENT COMPANY, LLP,
as investment adviser to each PURCHASER listed on the attached
Schedule A

/s/ Julie A. Jenkins
------------------------------
Name:  Julie A. Jenkins
Title:  Vice President and Counsel

Schedule A

                            ACCOUNT LEGAL NAME                               SHARE AMOUNT     PURCHASE PRICE       ENTITY TYPE
------------------------------------------------------------------------------------------------------------------------------------
British Columbia Investment Management Corporation                               30,000       $    89,982.00    Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The Robert Wood Johnson Foundation                                               85,000       $   254,949.00    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Laborers' District Council and Contractors' of Ohio Pension Fund                 13,000       $    38,992.20    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Australian Retirement Fund                                                       45,000       $   134,973.00    Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Emergency Services Superannuation Board                                          18,000       $    53,989.20    Government
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
New Zealand Funds Management Limited                                             20,000       $    59,988.00    Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SEI Institutional Investments Trust, Small Cap Fund                              80,000       $   239,952.00    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Talvest Global Small Cap Fund                                                    25,000       $    74,985.00    Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
J. Caird Investors (Bermuda) L.P.                                               133,300       $   399,820.02    Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Government of Singapore Investment Company Pte, Ltd                             300,000       $   899,820.00    Government
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
New York State Nurses Association Pension Plan                                   15,000       $    44,991.00    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The Retirement Program Plan for Employees of Union Carbide Corporation           12,000       $    35,992.80    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BC Telecom Pension Plan for Management and Exempt Employees                       5,000       $    14,997.00    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Vantagepoint Aggressive Opportunities Fund                                      100,000       $   299,940.00    Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Retail Employees Superannuation Trust                                            25,000       $    74,985.00    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Seligman Global Fund Series, Inc., Seligman Global Smaller Companies Fund        65,000       $   194,961.00    Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TELUS Corporation Foreign Equity Active Pool                                      9,000       $    26,994.60    Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Raytheon Combined DB-DC Master Pension Trust                                     30,900       $    92,681.46    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Howard Hughes Medical Institute                                                  50,000       $   149,970.00    Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Ohio Carpenters' Pension Fund                                                    10,000       $    29,994.00    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Wellington Management Portfolios (Dublin) - Global Smaller Companies
Equity Portfolio                                                                  5,000       $    14,997.00    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
J B Were Global Small Companies Pooled Fund                                     105,000       $   314,937.00    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
SEI Institutional Managed Trust, Small Cap Growth Fund                           90,000       $   269,946.00    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Seligman Portfolios, Inc., Seligman Global Smaller Companies Portfolio            2,000       $     5,998.80    Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Telstra Super Pty Ltd                                                            20,000       $    59,988.00    Corporation
------------------------------------------------------------------------------------------------------------------------------------

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Raytheon Master Pension Trust                                                   104,400       $   313,137.36    Trust
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Wellington Trust Company, National Association Multiple Collective
Investment Funds Trust, Unconventional Value Portfolio                           14,800       $    44,391.12    Trust
------------------------------------------------------------------------------------------------------------------------------------

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J. Caird Partners, L.P.                                                         218,900       $   656,568.66    Limited Partnership
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Wellington Trust Company, National Association Multiple Common
Trust Funds Trust, Unconventional Value Portfolio                                21,800       $    65,386.92    Trust
------------------------------------------------------------------------------------------------------------------------------------

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Figaro Investments Limited                                                       13,900       $    41,691.66    Corporation
------------------------------------------------------------------------------------------------------------------------------------

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TOTAL                                                                         1,667,000       $ 4,999,999.80
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